STAMP DUTY 39 25.10.05 39 HONG KONG

HONG KONG 00005 .00 STAMP DUTY PAID

Tenancy Agreement
租 約

An Agreement made the 28th day of September 2005 between the Landlord and the Tenant as more particularly described in Schedule I.
此合約由業主及租客 (雙方資料詳列於附表一) 於 2005 年 9 月 28 日訂立。

The Landlord shall let and the Tenant shall take the Premises of the Term and at the Rent as more particularly described in Schedule I and both parties agree to observe and perform the terms and conditions as follows:-
業主及租客雙方以詳列於附表一的租期及租金分別租出及租入詳列於附表一的物業，并同意遵守及履行下列條款:-

1. The Tenant shall pay the Rent in advance on the first day of each and every calendar month during the Term of Tenancy. If the Tenant shall fail to pay the Rent after 7 days from the due date, the Landlord shall have right to institute appropriate action to recover the rent and all costs, expenses and other outgoings so incurred by the Landlord in relation to such shall be a debt owned by the Tenant to the Landlord and shall be recoverable in full by the Landlord.
   租客須在租期內每個月份第一天以上期形式繳付指定的租金。倘租客於應繳租金日期7天後仍未清付該租金，則業主有權採取適當行動追討租客所欠的租金而由此而引起的一切費用及開支將構成租客所欠業主的債項，業主將有權向租客一併追討所欠款項全數。

2. The Tenant shall not make any alteration and / or additions to the Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.
   租客在沒有業主書面同意前，不得對該物業作任何改動及 / 或加建，惟業主不得無理拒絕給予租客有關的同意書。

3. The Tenant shall not assign, transfer, sublet or part with the possession of the Premises or any part thereof to any other entity. This tenancy is granted to the Tenant only named herein.
   租客不得轉讓、轉租或分租該物業或其任何部分或將該物業或其任何部分的佔用權讓予任何其他人等。 此租約權益將爲租客個人擁有。

DUPLICATE or COUNTERPART
Original Stamped with
$ 1880.0

4. The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the Premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under which the Premises are hold from the Government.
租客須遵守香港一干法律條例和規則及該物業所屬的大廈有關的公契內的條款。 租客亦不可違反屬該物業地段內的官批地契上的任何制約性條款。

5. The Tenant shall during the Term pay and discharge all charges in respect of air-conditioning & management fee, government rates & rents and other similar charges payable in respect of the Premises.
租客須在租約期內清繳一切有關該物業的冷氣及管理費、差餉、地租、電費及其他類似的雜費等。

6. The Tenant shall during the Term keep the interior of the Premises in good and tenantable condition (fair wear and tear and damage caused by inherent defects excepted) and shall deliver up vacant possession of the Premises in the same tenantable condition on the expiration or early termination of this Agreement.
租客須在租約期內保持物業內部的維修狀態良好(自然損耗及因固有的缺陷所產生的損壞除外)並須於租期滿或終止時將該物業在同樣的維修狀態下交吉回業主。

7. The Tenant shall pay to the Landlord the Security Deposit set out in Schedule I for the due observance and performance of terms and conditions herein contained and on his part to be observed and performed. Provided that there is no antecedent breach of any of the terms and conditions herein contained. The Landlord shall refund the Security Deposit to the Tenant without interest within 15 days from the date of delivery of vacant possession of the Premises to the Landlord or settlement of any outstanding payment owed by the Tenant to the Landlord, whichever is later. If the Rent and / or any charges payable by the Tenant hereunder or any part thereof shall be unpaid of Seven (7) days after the same shall become payable (whether legally demanded or not) or if the Tenant shall commit a breach of any of the terms and conditions herein contained, it shall be lawful for the Landlord at any time thereafter to re-enter the Premises whereupon this Agreement shall absolutely determine and the Landlord may deduct any loss or damage suffered by the Landlord as a result of the Tenant's breach from the Security Deposit without prejudice to any other right of action or may remedy of the Landlord in respect of such breach of the Tenant.
租客須交予業主保證金 (金額如附按一所列) 作爲保證租客遵守及履行此租約上租客所需遵守及履行的條款的按金。 若租客在租期內并無干犯此合約內任何條款，則業主須收回交吉的物業或一切租客欠款後 (以較遲者作準) 十五天內無息退還該保證金予租客。 但若租客拖欠根據此合約需要支付的租金及/或其他款項超過七天(無論有否以法律行動追討)或若租客違反此合約內任何條款，業主可合法收回該物業而此租約將立被終止; 業主可從保證金內扣除因租客違約而令業主所受的損失，而此項權利將不會

影響業主因租客違約而可採取的其他合法行動的權利。

8. Provided the Tenant shall have paid the Rent and other outgoings on the days and in the manner herein provided and observe and perform the terms and conditions herein contained and on the Tenant's part to be observed and performed, the Tenant shall peacefully hold and enjoy the Premises during the Term without any interruption by the Landlord.
若租客按時清繳租金和雜費及沒有干犯此合約內任何條款，則業主不得在租約期內干擾租客享用該物業。

9. The Landlord shall keep and maintain the structural parts of the Premises including the main drains, pipes and cables in proper state of repair Provided that the Landlord's liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.
業主須保養及適當維修該物業內各主要結構部份 (包括主要的排污、喉管和電線)。唯業主須在收到租客的書面要求後才會有責任在合理時限內將有關損壞維修妥當。

10. The Landlord shall pay the Property tax payable in respect of the Premises.
業主負責繳付有關該物業的物業稅。

11. The Stamp Duty payable on this Agreement in duplicate shall be borne by the Landlord and the Tenant in equal shares.
業主及租客各負責屬此合約一式兩份的印花稅一半費用。

12. If there is any conflict between the English version and the Chinese version in this Agreement, the English version shall prevail.
此合約內的英文版本與中文版本存有差異時，將以英文版本爲準。

Acknowledged the receipt of the Security Deposit of HK$117,324.00 by the Landlord
業主確認收到租客所交的保證金
港幣$117,324.00

Acknowledged the receipt of Two keys of the Premises by the Tenant.
租客確認接收業主所交屬該物業的鎖匙
2 條

For and on behalf of
HORIZON CORPORATION LIMITED
恒昇國際控股有限公司
Authorized Signature(s)

Confirmed and Accepted all the terms and conditions contained herein by the Landlord :
業主確認及接受這合約內所有條款的約束 ：

Confirmed and Accepted all the terms and conditions contained herein by the Tenant :
租客確認及接受這合約內所有條款的約束 ：

Wong Yu Lut Julius
HKID No. :D043195(9)

For and on behalf of
HORIZON CORPORATION LIMITED
恒昇國際控股有限公司
Authorized Signature(s)

Horizon Corporation Limited
Shek Pui Yee (~~Director~~)
HKID No.:Z305157(A)

Schedule I
附表一

The Premises 物業	:	Units 8&9, 15/F., West Wing of Peninsula Square, 18 Sung On Street, Hunghom, Kowloon
The Landlord 業主	:	Wong Yu Lut Julius whose*address/registered office is situate at 其通訊地址/註冊地址爲 Flat A, 32/F., Block 3, Garden Terrace, 8A Old Peak Road, Hong Kong.
The Tenant 租客	:	Horizon Corporation Limited whose*address/registered office is situate at 其通訊地址/註冊地址爲 Shop 3B, G/F., Site 7, Whampoa Garden, Hunghom, Kowloon.
Term 租期	:	From 28th September 2005 to 27th September 2007 (both days inclusive) 由 28-09-2005 至 27-09-2007 (包括首尾兩天)
Rent 租金	:	HK$31,500.00 per month 每月港幣$31,500.00

1. User 用途

   The Tenant shall not use or permit to be used the Premises or any part thereof for any purpose other than for commercial purpose only.

   租客除在該物業作 商業 用途外，不可將該物業或其任何部分作其他用途。

2. Miscellaneous Payments 雜項費用

   The Tenant shall be responsible for the following payments payable in respect of the Premises during the Term of Tenancy :-

   租客在租期內負責下列費用:

*(a) Management fee & A/C Charges	:	HK$5,608.00 per month (subject to revision)
管理費及冷氣費	:	每月爲港幣$5,608.00 (以經調者爲準)
*(b) Government Rates & Rent	:	HK$6,000.00 per quarter
差餉及地租	:	(subject to actual amount demanded by the Government) 每季爲港幣$6,000.00 (以政府實收者爲準)

*Delete where inapplicable. 刪去不適用者

3. Rent Free Period 免租期

The Tenant shall be entitled to a rent free period from the 28th September 2005 to ~~27th~~ 28th ~~September 2007~~ OCTOBER 2005 (both days inclusive) provided that the Tenant shall be responsible for the charges of Government Rates & Rents, management fee, air-conditioning charge, electricity, telephone and other outgoings payable in respect of Premises during such rent free period.

租客可享有 31 天免租期由 2005 年 9 月 28 日至 2005 年 10 月 28 日(包括首尾兩天)但租客仍需負責繳付免租期內一切管理費、冷氣費、差餉、地租、電費及電話費用及其他一切雜費支出。

4. Break Clause 退租權

Notwithstanding anything to the contrary herein before contained, the Tenant shall be entitled to terminate this tenancy earlier than as herein provided by serving not less than Three months' written notice to the Landlord provided that such notice shall not expire earlier that 28th June 2007 (i.e., the Tenant shall rent the Premises for at least 24 months).

租客可給予業主不少於三個月的書面通知解除此租約：唯該通知不可早於 2007 年 6 月 28 日期滿(即租客最少要租用該物業二十四個月)。

5. Others

業主同意租客可將上述物業兩個單位之間的牆壁拆除，但租客必須於租約完成時，將上述物業兩個單位之間的牆壁，根據上述大廈發展商原有的分隔牆作爲標準還原交還給業主。